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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002

                        TRAVELERS PROPERTY CASUALTY CORP.

               (Exact Name of Registrant as Specified in Charter)


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
              Connecticut                          001-31266           No. 06-1008174

    (State or Other Jurisdiction of             (Commission File        (IRS Employer
           Incorporation)                           Number)          Identification No.)

One Tower Square, Hartford, Connecticut                                    06183
(Address of principal executive offices)                                 (Zip Code)
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       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable

         (Former name or former address, if changed since last report.)
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ITEM 5.     OTHER EVENTS

      On August 1, 2002, Travelers Property Casualty Corp. issued a press release announcing that Citigroup declared a distribution of shares of Travelers Property Casualty Corp. class A common stock and class B common stock and set the record and distribution dates for the distribution. The press release is attached as Exhibit 99 to this Report.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            The following exhibit is filed herewith:

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
            Exhibit 99     Press Release dated August 1, 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Travelers Property Casualty Corp.


Date:  August 2, 2002         By:  /s/ Daniel W. Jackson
                                   -----------------------------------

                                   Name:   Daniel W. Jackson
                                   Title:  Assistant Secretary


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                                  EXHIBIT INDEX

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
Exhibit No.       Description
-----------       -----------

99                Press Release, dated August 1, 2002.
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